Receivable for Issuance of Ordinary Shares	12 Months Ended
Mar. 31, 2024
Receivable for Issuance of Ordinary Shares [Abstract]
Receivable for issuance of ordinary shares
22.	Receivable for issuance of ordinary shares

The Company issued preferred shares to investors, which to be settled by the investors after Shanghai Guangcheng repaid the Loan from CMB and Loan from Chong Li to the investors. The Company recorded a receivable for issuance of preferred shares in mezzanine equity for the consideration of the preferred shares not yet received from the investors. After the completion of the IPO in October 2020, the preferred shares were automatically converted into Class A ordinary shares. The Company accounted for the consideration of such-converted ordinary shares as receivable for issuance of ordinary shares under shareholders’ equity.

In September 2023, Shanghai Guangcheng entered into a debt waiver agreement with Chong Li, which provided that Chong Li waivered RMB75.28 million of the borrowings payable not yet paid by Shanghai Guangcheng (Note 21). At the same time, the Company entered into a debt waiver agreement with Superb Origin, which provided that the Company would waive the outstanding investment amount of USD 11.25 million payable by Superb Origin to it. Accordingly, the Company offset the waiver amount against “other debts” and “receivable for issuance of ordinary shares” accordingly.

During the years ended March 31, 2023 and 2024, the Company received RMB87.9 and RMB8.8 million from the receivable for issuance of ordinary shares. For the years ended March 31, 2023 and 2024, the Company recorded interest income of RMB6.1 million and Nil, respectively. As of March 31, 2023 and 2024, the balances of receivable for issuance of ordinary shares were RMB83.4 million and RMB16.0 million, respectively.